                                                                    Exhibit 25.3
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          __________________________

                                   FORM T-1

                        Statement of Eligibility Under
                     The Trust Indenture Act of 1939 of a
                   Corporation Designated to Act as Trustee
              Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2)___
            _______________________________________________________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                  36-4046888
                      I.R.S. Employer Identification No.


   111 East Wacker Drive, Suite 3000
           Chicago, Illinois                                60601
(Address of principal executive offices)                  (Zip Code)


                        Terry L . McRoberts, President
                     U.S. Bank Trust National Association
                       111 East Wacker Drive, Suite 3000
                            Chicago, Illinois 60601
                           Telephone (312) 228-9418
           (Name, address and telephone number of agent for service)


                         HOUSEHOLD FINANCE CORPORATION
              (Exact name of obligor as specified in its charter)

           Delaware                                              36-1239445
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

2700  Sanders Road
Prospect Heights, IL                                               60070
(Address of Principal Executive Offices)                         (Zip Code)

            Debt Securities and Warrants to Purchase Debt Securities
                      (Title of the Indenture Securities)

================================================================================

                                   FORM T-1
                                   --------


Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Washington, D.C.

          b)  Whether it is authorized to exercise corporate trust powers.
                  Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15  Not applicable because, to the best of Trustee's knowledge, the
            Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-18235.*

          2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-18235.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-18235.*

          4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-18235.*

          5. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-18235.*.

          7. Report of Condition of the Trustee as of September 30, 1999, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.

*  See* at top of page 3

     * Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.


                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 3rd day of March, 2000.


                               U.S. BANK TRUST NATIONAL ASSOCIATION

                               By:      /s/ K. Wendy Kumar
                                        -------------------

                                        Vice President and Assistant Secretary

                                                                       Exhibit 7
                                                                       ---------

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                As of 12/31/1999

                                    ($000's)

                                                                   12/31/1999
                                                                  ------------
Assets
  Cash and Due From Depository Institutions                       $    64,515
  Federal Reserve Stock                                                 3,731
  Fixed Assets                                                             72
  Intangible Assets                                                    40,980
  Other Assets                                                          3,282
                                                                  ------------
     Total Assets                                                 $   112,580


Liabilities
  Other Liabilities                                                     1,789
                                                                  ------------
  Total Liabilities                                               $     1,789

Equity
  Common and Preferred Stock                                            1,000
  Surplus                                                             106,712
  Undivided Profits                                                     3,079
  Net unrealized holdin gains on available for sale securities              0
                                                                  ------------
     Total Equity Capital                                         $   110,791

Total Liabilities and Equity Capital                              $   112,580


-------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:
   ---------------------
     Vice President

Date:     March 11, 2000

                                                                       Exhibit 7
                                                                       ---------

                     U.S. Bank Trust National Association
                       Statement of Financial Condition
                               As of 12/31/1999

                                   ($000's)


                                                                   12/31/1999
                                                                  ------------
Assets
  Cash and Due From Depository Institutions                       $    64,515
  Federal Reserve Stock                                                 3,731
  Fixed Assets                                                             72
  Intangible Assets                                                    40,980
  Other Assets                                                          3,282
                                                                  ------------
     Total Assets                                                 $   112,580


Liabilities
  Other Liabilities                                                     1,789
                                                                  ------------
  Total Liabilities                                               $     1,789

Equity
  Common and Preferred Stock                                            1,000
  Surplus                                                             106,712
  Undivided Profits                                                     3,079
  Net unrealized holdin gains on available for sale securities              0
                                                                  ------------
     Total Equity Capital                                         $   110,791

Total Liabilities and Equity Capital                              $   112,580


--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association


By:\s\ K. Wendy Kumar
   ------------------
     Vice President

Date:  March 11, 2000